UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2025, the Board of Directors (the “Board”) of TOMI Environmental Solutions, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Mr. Francesco Fragasso to serve as a director of the Company, effective immediately.  The Board also appointed Mr. Fragasso to serve as a member of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee.

Mr. Fragasso, age 57, served as the Chief Financial Officer of Hamilton Thorne Ltd., a publicly traded company listed on the Toronto Stock Exchange (TSX: HTL), since August 2022 to January 2025. From 2018 to 2022, he served as Chief Financial Officer of Fluence Corporation Ltd. (ASX: FLC), a global water infrastructure company listed on the Australian Securities Exchange. Mr. Fragasso served as Vice President and Chief Financial Officer at Desalitech, Inc. from 2015 to 2018, and served as Corporate CFO and Vice President of Operations at Novara Fuel Cells, Inc. (Hess Corp. Group NYSE: HESS) from 2001 to 2014. He previously held senior finance and operations roles at MMN SpA and Deloitte SpA in Italy. Mr. Fragasso is a European Chartered Public Accountant and holds an MBA from Boston University and a Bachelor and Master of Science in Business and Economics from Università Bocconi in Milan, Italy.

There are no transactions between Mr. Fragasso and the Company that would be reportable under Item 404(a) of Regulation S-K.

On September 16, 2025, the Company issued a press release announcing Mr. Fragasso’s appointment, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Also on September 11, 2025, Mr. Walter Johnsen notified the Company of his resignation as a director of the Board, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
99.1	Press Release date September 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: September 16, 2025	By:	/s/ Halden S. Shane
	Name:	Halden S. Shane
	Title:	Chief Executive Officer

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